                                                                    EXHIBIT 10.1
                                                                    ------------

                          SECURITIES PURCHASE AGREEMENT

     This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March
30, 2005, is by and between TAG Entertainment Corp., a Delaware corporation formerly known as Power Marketing, Inc. (the "Company"), and Satellite Strategic
Finance Associates, LLC ("Satellite" or the "Investor").

     A. The Company wishes to sell to the Investor, and the Investor wishes to purchase, on the terms and subject to the conditions set forth in this
Agreement, (A) a senior secured promissory note of the Company in the form attached hereto as Exhibit A (the "Note") and (B) a Warrant in the form attached hereto as Exhibit B (the "Warrant")).

     B. The Company's obligations under the Note, including without limitation its obligation to make payments of principal thereof and interest thereon, are guaranteed by the Company's wholly-owned subsidiary, TAG Entertainment USA Inc.
(the "Guarantor"), pursuant to a Subsidiary Guaranty Agreement in the form attached hereto as Exhibit C (the "Subsidiary Guaranty").

     C. The Company's obligations under the Note and the obligations of the
Guarantor under the Subsidiary Guaranty will be secured by a first priority security interest on all of the assets of the Company and all of the assets of the Guarantor pursuant to a Security Agreement in the form attached hereto as
Exhibit D the "Security Agreement").

     D. The Warrant will entitle the Investor to purchase 500,000 shares of
Common Stock (the "Warrant Shares"), will have an exercise price per share equal to $1.00 (subject to adjustment as provided therein) and will expire on the fifth (5th) anniversary of the issuance thereof. The Note, the Warrant and the
Warrant Shares are collectively referred to herein as the "Securities".

     E. The Company has agreed to effect the registration of the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement in the form attached hereto as Exhibit E (the
"Registration Rights Agreement").

     F. The sale of the Note and the Warrant by the Company to the Investor will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the
Commission (as defined below) under the Securities Act.

     In consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.   PURCHASE AND SALE OF NOTE AND WARRANT.

     1.1 Closing of Purchase and Sale; Purchase Price. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the
Company agrees to sell and the Investor agrees to purchase (i) the Note and (ii)
the Warrant. The purchase price for the Note and Warrant being purchased by the
Investor (the "Purchase Price") shall be equal to $1,000,000.00. The closing of the purchase and sale of the Note and the Warrant (the "Closing") will be deemed to occur at the offices of Duval & Stachenfeld LLP, 300 East 42nd Street,
New York, New York 10017, when (A) this Agreement and the other Transaction
Documents (as defined below) have been executed and delivered by the Company and the Guarantor and, to the extent applicable, by the Investor, (B) each of the conditions to the Closing described in Section 5 hereof has been satisfied or waived by the Company or the Investor, as appropriate, and (C) the Investor shall have delivered the Purchase Price to the Company by wire transfer of immediately available funds against physical delivery of the duly executed Note and Warrant. The date on which the Closing occurs is referred to herein as the
"Closing Date".

     1.2 Certain Definitions. When used herein, the following terms shall have the respective meanings indicated:

          "Affiliate" means, as to any Person (the "subject Person"), any other
Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject
Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person's board of directors or other management committee or group, by contract or otherwise.

          "Board of Directors" means the Company's board of directors.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange or commercial banks located in New York
City are authorized or permitted by law to close.

          "Closing" and "Closing Date" have the respective meanings specified in
Section 1.1 hereof.

          "Commission" means the United States Securities and Exchange
Commission.

          "Common Stock" means the common stock, par value $0.001 per share, of the Company.

          "Debt" means, as to any Person at any time: (a) all indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such
Person arising in the ordinary course of business that are not past due by more than 60 days; (c) all capital lease obligations of such Person; (d) all indebtedness, liabilities and obligations of others guaranteed by such Person;
(e) all indebtedness, liabilities and obligations secured by a Lien existing on
Property owned by such Person, whether or not the

indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all indebtedness, liabilities and obligations of such
Person to redeem or retire shares of capital stock of such Person.

          "Effective Date" has the meaning set forth in the Registration Rights
Agreement.

          "Environmental Law" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended, and the regulations and published interpretations thereunder.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
(or any successor act), and the rules and regulations thereunder.

          "Execution Date" means the date of this Agreement.

          "Film LPs" means limited partnerships or limited liability companies, now existing or subsequently formed, in either such case for the purpose of producing and/or distributing films, of which the Company or a Subsidiary of the
Company is the general partner.

          "Film Vehicle Interest" means an unsecured convertible participation interest issued by a Film LP and which (x) is not secured by any assets of the
Company or its Subsidiaries (other than such Film LP) and (y) is non-recourse to the Company and its Subsidiaries (other than such Film LP); provided, however, that the amount of Film Vehicle Interests outstanding at any time shall not exceed $5,000,000 individually or in the aggregate.

          "Form 8-K Amendment" has the meaning specified in Section 4.2 hereof.

          "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in (i) opinions of the Accounting Principles
Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board and (iii) interpretations of the
Commission and the Staff of the Commission. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

          "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

          "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

          "Intellectual Property" means any U.S. or foreign patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

          "Key Person" means each of Steve Austin and Ray Skiptunis.

          "Lien" means, with respect to any Property, any mortgage or mortgages, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property
(including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Material Adverse Effect" means an effect that is material and adverse to (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its Subsidiaries taken as a whole or (ii) the transactions contemplated by this Agreement or the other
Transaction Documents or (iii) the Company's ability to perform its obligations under this Agreement and the other Transaction Documents.

          "Material Contracts" means, as to the Company, any agreement required pursuant to Item 601 of Regulation S-B or Item 601 of Regulation S-K, as
applicable, under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof, including without limitation any such agreements (and amendments, modifications, supplements, renewals and restatements thereof) existing on the date hereof that will be required to be so filed as an exhibit to the Registration Statement.

          "NASD" means the National Association of Securities Dealers, Inc.

          "Pension Plan" means an employee benefit plan (as defined in ERISA)
maintained by the Company for employees of the Company or any of its Affiliates.

          "Permitted Debt" means the following:

               (a) Debt that is outstanding on the Execution Date and disclosed on Schedule 3.5 hereto;

               (b) Non-convertible Debt consisting of revolving working capital credit facilities obtained from commercial lending institutions on commercially reasonable terms and secured only by the Company's and/or its Subsidiaries'
accounts receivable and/or inventory;

               (c) Debt consisting of capitalized lease obligations and purchase money indebtedness incurred in connection with acquisition of capital assets and obligations under sale-leaseback or similar arrangements, provided in each case that such obligations are not secured by Liens on any assets of the Company or its Subsidiaries other than the assets so leased;

               (d) Debt consisting of indebtedness to financial institutions incurred by a Film LP or advances from film distributors to the Company or a
Subsidiary, in either case for the purpose of financing the production or distribution of films and which (x) is not secured by any assets of the Company or its Subsidiaries (other than such Film LP), (y) is non-recourse to the
Company and its Subsidiaries (other than such Film LP) and (z) constitutes
Subordinated Debt;

               (e) Debt consisting of Film Vehicle Interests;

               (f) Subordinated Debt assumed or incurred in connection with the acquisition by the Company or its Subsidiaries of all or substantially all of the capital stock or other equity interests in, or all or substantially all of the assets (constituting a business unit) of any Person; provided, that the total amount of such Debt assumed or incurred in connection with any such acquisition shall not exceed the product of four (4) times the amount of the acquired entity's or business unit's net earnings before interest, taxes, depreciation and amortization (as determined in accordance with GAAP) for the twelve (12) full calendar months immediately prior to such acquisition; and

               (g) Shares of a class of redeemable preferred stock of the
Company that may be classified as a Debt obligation of the Company on its financial statements and which is expressly subordinated to the obligations of the Company under the Note.

          "Permitted Liens" means the following:

               (a) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real property or imperfections to title that do not (individually or in the aggregate)
          materially impair the ability of the Company or any

          of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

               (b) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such
          Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established; and

               (c) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, for which adequate reserves (as determined in accordance with GAAP) have been established; and

               (d) Liens expressly permitted by the definition of Permitted
          Debt.

          "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

          "Property" means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

          "Purchase Price" has the meaning specified in Section 1.1 hereof.

          "Registrable Securities" means the Warrant Shares, any other shares of
Common Stock issuable pursuant to the terms of the Warrant, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Warrant Shares;
provided, however, that "Registrable Securities" shall not include any such shares that have been sold to the public pursuant to the Registration Statement or Rule 144.

          "Registration Statement" has the meaning set forth in the Registration
Rights Agreement.

          "Rule 144" means Rule 144 under the Securities Act, or any successor provision.

          "SEC Documents" has the meaning specified in Section 3.4 hereof.

          "Securities" has the meaning specified in the preamble to this
Agreement.

          "Subordinated Debt" means Debt of the Company which meets each of the following requirements: (a) such Debt is wholly unsecured or the Liens securing such Debt are permitted pursuant to the terms of this Agreement; and (b) such
Debt is contractually subordinated, as to payment and liquidation, to the payment in full of the Note on terms, and pursuant to written agreements in form and substance, reasonably satisfactory to the Investor (the "Subordinated Debt
Documents").

          "Subsidiary" means, with respect to the Company, any corporation or other entity (other than an entity having no material operations or business during the twelve month period immediately preceding the Execution Date) of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether, in the case of a corporation, stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned or controlled by the Company and/or one or more of its Affiliates. Notwithstanding the foregoing, (i) the Film LPs shall be deemed
Subsidiaries of the Company and (ii) the term "Subsidiary" shall not include any limited partnership that would be a "Subsidiary" solely by reason of the fact that an officer or director of the Company (or an Affiliate of an officer or director of the Company which is not otherwise an Affiliate of the Company)
serves as general partner thereof.

          "Termination Date" means the first date following the date on which the Note has been has been indefeasibly paid in full.

          "Transaction Documents" means (i) this Agreement, (ii) the Note, (iii)
the Warrant, (iv) the Registration Rights Agreement, (v) the Subsidiary
Guaranty, (vi) the Security Agreement, and (vii) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or the Guarantor or any of their respective officers at the Closing.

     1.3 Other Definitional Provisions. All definitions contained in this
Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.   REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

     The Investor hereby represents and warrants to the Company and agrees with the Company that:

     2.1 Authorization; Enforceability. The Investor is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with the requisite corporate power and authority to purchase the Note and Warrant being purchased by it hereunder and to execute and deliver this Agreement and the other Transaction
Documents to which it is a party. This Agreement constitutes, and upon execution and delivery thereof, each other Transaction Document to which the Investor is a party will constitute, the Investor's valid and

                                        7

legally binding obligation, enforceable in accordance with its terms, subject to
(i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     2.2 Accredited Investor. The Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D; (ii) is acquiring the Note and
Warrant solely for its own account, for investment purposes only, and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under, or are exempt from the registration requirements of, the Securities Act; provided, however, that, in making such representation, the Investor does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition. The Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Note or the Warrant. The Investor either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note and the Warrant and, in reliance upon the Company's representations and warranties set forth in this Agreement, has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Note and the Warrant and, at the present time, is able to afford a complete loss of such investment.

     2.3 Information. The Company has, prior to the Execution Date, provided the
Investor with information regarding the business, operations and financial condition of the Company, and has, prior to the Execution Date, granted to the
Investor the opportunity to ask questions of and receive satisfactory answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Note and the Warrant hereunder, and based thereon believes it can make an informed decision with respect to its investment in the Securities. Neither such information nor any other investigation conducted by the Investor or its representatives shall modify, amend or otherwise affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

     2.4 Limitations on Disposition. The Investor acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

     2.5 Legend. The Investor understands that the certificates representing the
Securities may bear at issuance a restrictive legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the
          "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities
          Act and

                                        8

          applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities
          Act and applicable state securities laws is available in connection with such offer or sale. Notwithstanding the foregoing but subject to compliance with the requirements of the Securities Act and applicable state securities laws, these securities and the securities issuable upon exercise hereof (i) may be pledged or hypothecated in connection with a bona fide margin account or other loan secured by such securities and (ii) may be transferred or assigned to an affiliate of the holder hereof."

          Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of any of the
Securities is registered pursuant to an effective registration statement and the holder represents in writing to the Company that such Securities have been or will be sold pursuant to such registration statement and in compliance with the prospectus delivery requirements under the Securities Act, (B) such Securities have been sold pursuant to Rule 144, subject to receipt by the Company of customary documentation in connection therewith, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision and the holder thereof represents in writing to the Company that it is eligible to use such rule for public resales of such Securities, the certificates representing such
Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

     2.6 Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the
Company is relying upon the truth and accuracy of the representations and warranties of the Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

     2.7 Non-Affiliate Status. The Investor is not an Affiliate of the Company
and is not acting in association or concert with any other Person with regard to its purchase of the Note and the Warrant or otherwise in respect of the Company.
The Investor's investment in the Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors.

     2.8 General Solicitation. The Investor is not purchasing the Note and the
Warrant as a result of any advertisement, article, notice or other communication regarding the Note and the Warrant published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

     2.9 Certain Restrictions. The Investor will not use any of the restricted securities acquired pursuant to this Agreement to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws. Further, the Investor is aware of and understands its obligations under Regulation M promulgated by the Commission in connection with transactions in the Company's securities.

     2.10 Independent Investment Decision. The Investor has independently evaluated the merits of its decision to purchase the Note and the Warrant pursuant to this Agreement, such decision has been independently made by the
Investor and the Investor confirms that it has relied

                                        9

on the advice of its own business and/or legal counsel and not on the advice of the Company's legal counsel in making such decision.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor as of the Execution Date (except that, to the extent that any representation or warranty relates to a particular date, the
Company hereby makes such representation or warranty as of that particular date), and agrees with the Investor, as follows and acknowledges that the
Investor is relying on the representations, acknowledgments and agreements made by the Company in this Article 3 and elsewhere in this Agreement in making investing, trading and other decisions concerning the Company's securities:

     3.1 Organization, Good Standing and Qualification. Each of the Company and
its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted, except as described on Schedule 3.1. Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except as described on Schedule 3.1 or where the failure so to qualify has not had or would not reasonably be expected to have a
Material Adverse Effect.

     3.2 Authorization; Consents.

          3.2.1 The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other
Transaction Documents, including without limitation its obligations to issue and sell the Note and the Warrant to the Investor in accordance with the terms thereof and to issue Warrant Shares upon exercise of the Warrant. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the other
Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, stockholders, any Governmental Authority or organization (other than such approval as may be required under the Securities
Act and applicable state securities laws in respect of the Registration Rights
Agreement), or any other person or entity is required (pursuant to any rule of the Nasdaq National Market or otherwise). The Board of Directors has determined, at a duly convened meeting or pursuant to a unanimous written consent, that the issuance and sale of the Securities, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents (including without limitation the issuance of the Warrant Shares), are in the best interests of the Company.

          3.2.1 The Guarantor has the requisite corporate power and authority to enter into and perform its obligations under the Subsidiary Guaranty and the
Security Agreement. All corporate action on the part of the Guarantor by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Guarantor of its obligations under, the Subsidiary Guaranty and the Security Agreement has been taken, and no further consent or authorization of the Guarantor, its board of directors, stockholders, any Governmental Authority or organization, or any other person or entity is required (pursuant to any rule of the Nasdaq National Market or otherwise). The board of directors of the Guarantor has determined, at a duly convened meeting or pursuant to a unanimous written consent, that the execution, delivery and

                                       10

performance of the Subsidiary Guaranty and the Security Agreement are in the
best interests of the Company.

         3.3       Due Execution; Enforceability.

                  3.3.1 This Agreement has been and, at or prior to the Closing, each other Transaction Document will be, duly executed and delivered by the
Company. Each Transaction Document constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

                  3.3.2 At or prior to the Closing, the Guarantor shall have duly executed and delivered the Subsidiary Guaranty and the Security Agreement.
Upon such execution and delivery, each of the Subsidiary Guaranty and the
Security Agreement will constitute the valid and legally binding obligation of the Guarantor, enforceable against it in accordance with its terms, subject to
(i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     3.4 SEC Documents; Agreements; Financial Statements; Other Information.

          3.4.1 The Company is subject to the reporting requirements of the
Exchange Act and, except as described on Schedule 3.4.1 hereto, has filed with the Commission all reports, schedules, registration statements and definitive proxy statements that the Company was required to file with the Commission on or after December 31, 2003 (collectively, the "SEC Documents"). Other than the transactions effected hereby, the Company is not aware of any event occurring or expected to occur on or prior to the Closing Date that would require the filing of, or with respect to which the Company intends to file, a Current Report on
Form 8-K (other than the Form 8-K Amendment and except as described on Schedule
3.4.1) after the Closing. Each SEC Document, as of the date of the filing thereof with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the Execution Date, then on the date of such amending or superseding filing). Except as described on Schedule 3.4.1 hereto, all documents required to be filed as exhibits to the SEC Documents have been filed as required.

          3.4.2 No SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) filed by the Company on or after November 22, 2004, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          3.4.3 The financial statements attached as Schedule 3.4 hereto (x)
have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto,

                                       11

or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and (y) fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments and the completion by the Company's auditors of their review of such statements). Except as disclosed on Schedule 3.4 hereto, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in the Company's financial statements and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole.

     3.5 Capitalization; Debt Schedule. The capitalization of the Company as of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and agreements, the number of shares issuable and reserved for issuance pursuant to securities (other than the
Warrant) exercisable for, or convertible into or exchangeable for any shares of
Common Stock and the number of shares initially to be reserved for issuance upon exercise of the Warrant is set forth on Schedule 3.5 hereto. All outstanding shares of capital stock of the Company have been validly issued, fully paid and nonassessable and, except as set forth on Schedule 3.5 hereto, all shares of capital stock and other ownership interests issued by any Subsidiary have been validly issued, fully paid and nonassessable, free and clear of all Liens other than Permitted Liens. All outstanding shares of capital stock of the Company were issued, sold and delivered in full compliance with all applicable Federal and state securities laws. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of security holders of the Company or any Liens created by or through the Company. Except as set forth on Schedule 3.5, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock (or other ownership interests) of the Company or any of its Subsidiaries (whether pursuant to anti-dilution, "reset" or other similar provisions). Except as disclosed on
Schedule 3.5 hereto, the Company or a Subsidiary of the Company owns all of the capital stock of each Subsidiary of the Company. Except as described on Schedule
3.5 hereto, neither the Company nor any of its Subsidiaries has any material
Debt outstanding as of the date hereof.

     3.6 Due Authorization; Valid Issuance. The Note and the Warrant are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, and assuming the accuracy of the Investor's representations in this
Agreement, will be issued, sold and delivered in compliance with all applicable
Federal and state securities laws. The Warrant Shares are duly authorized and, when issued, sold and delivered in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company and, assuming the accuracy of the
Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws.

                                       12

     3.7 No Conflict. Neither the Company nor any of its Subsidiaries is in
violation of any provisions of its Certificate of Incorporation, Bylaws or any
other governing document. Neither the Company nor any of its Subsidiaries is in
violation of or in default under (and no event has occurred which, with notice or lapse of time or both, would constitute a default) any provision of any instrument or contract to which it is a party or by which it or any of its
Property is bound, or in violation of any provision of any Governmental
Requirement applicable to the Company or any of its Subsidiaries, except for any violation or default that has not had or would not reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, and (ii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the Warrant and the reservation for issuance and issuance of the Warrant Shares) will not result in any violation of any provisions of the Company's or any of its Subsidiaries' Certificate of
Incorporation, Bylaws or any other governing document or in a default under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any
Governmental Requirement applicable to the Company or any of its Subsidiaries or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company or of any of its Subsidiaries or the triggering of any preemptive or anti-dilution rights (including without limitation pursuant to any "reset" or similar provisions) or rights of first refusal or first offer, or any other rights that would allow or permit the holders of the Company's securities or other Persons to purchase shares of Common Stock or other securities of the
Company (whether pursuant to a shareholder rights plan provision or otherwise).

     3.8 Financial Condition; Taxes; Litigation.

          3.8.1 Except as otherwise described on Schedule 3.8.1, since December
31, 2004, there has occurred no (i) material adverse change to the Company's business, operations, properties, financial condition, or results of operations or (ii) change by the Company in its accounting principles, policies and methods except as required by changes in GAAP or applicable law.

          3.8.2 The Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects and (ii)
have paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect. Neither the
Company nor any of its Subsidiaries has any liability with respect to accrued taxes in excess of the amounts that are described as accrued in the most recent financial statements attached as Schedule 3.4 hereto.

          3.8.3 Except as described on Schedule 3.8.3, neither the Company nor any of its Subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, the NASD, any state securities commission or other Governmental Authority.

          3.8.4 Except as described on Schedule 3.8.4, there is no material claim, litigation or administrative proceeding pending or, to the Company's knowledge, threatened or contemplated,

                                       13

against the Company or any of its Subsidiaries, or, to the Company's knowledge, against any officer, director or employee of the Company or any such Subsidiary in connection with such person's employment therewith. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Governmental
Authority which has had or would reasonably be expected to have a Material
Adverse Effect.

     3.9 Registration Statement. Except as set forth in Schedule 3.9, to the
Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that could reasonably be expected to prohibit or delay the preparation, filing or effectiveness of the
Registration Statement.

     3.10 Acknowledgement of Dilution. The Company acknowledges that the issuance of the Warrant Shares upon exercise of the Warrant may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Warrant Shares in accordance with the terms of the
Warrant is unconditional regardless of the effect of any such dilution.

     3.11 Intellectual Property. Except as set forth in Schedule 3.11:

          (a) The Company and/or its Subsidiaries own, free and clear of claims or rights of any other Person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or has acquired licenses or other rights to use, all Intellectual Property necessary for the conduct of its business as presently conducted (other than with respect to
"off-the-shelf" software which is generally commercially available and open source software which may be subject to one or more "general public" licenses).
All works that are used or incorporated into the Company's or its Subsidiaries'
services, products or services or products actively under development and which is proprietary to the Company or its Subsidiaries was developed by or for the
Company or its Subsidiaries by the current or former employees, consultants or independent contractors of the Company or its Subsidiaries or purchased by the
Company or its Subsidiaries and are owned by the Company or its Subsidiaries, free and clear of claims and rights of any other Person.

          (b) The business of the Company and its Subsidiaries as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company and its Subsidiaries do not, to the
Company's knowledge, infringe or conflict with any patent, trademark, copyright, or trade secret rights of any third parties or any other Intellectual Property of any third parties. Neither the Company nor any of its Subsidiaries has received written notice from any third party asserting that any Intellectual
Property owned or licensed by the Company or its Subsidiaries, or which the
Company or its Subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or its Subsidiaries, as the case may be, and, to the Company's knowledge, there is no valid basis for any such claim (whether or not pending or threatened).

          (c) No claim is pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries nor has the Company or any of its
Subsidiaries received

                                       14

any written notice or other written claim from any Person asserting that any of the Company's or its Subsidiaries' present or contemplated activities infringe or may infringe in any material respect any Intellectual Property of such
Person, and the Company is not aware of any infringement by any other Person of any material rights of the Company or any of its Subsidiaries under any
Intellectual Property Rights.

          (d) All unexpired and in force licenses or other agreements under which the Company or any of its Subsidiaries is granted Intellectual Property
(excluding licenses to use "off-the-shelf" software utilized in the Company's or its Subsidiaries' internal operations and which is generally commercially available) are listed in Schedule 3.11. All such licenses or other agreements are in full force and effect and, to the Company's knowledge, there is no material default by any party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual
Property purported to be granted thereby.

          (e) All unexpired licenses or other agreements under which the Company or any of its Subsidiaries has granted rights to Intellectual Property to others
(including all end-user agreements) are in full force and effect, there has been no material default by the Company or its Subsidiaries thereunder and, to the
Company's knowledge, there is no material default by any other party thereto.

          (f) Each of the Company and its Subsidiaries have taken all steps required in accordance with commercially reasonable business practice to establish and preserve its respective ownership in its owned Intellectual
Property and to keep confidential all material technical information developed by or belonging to the Company or its Subsidiaries which has not been patented or copyrighted. To the Company's knowledge, neither the Company nor any of its
Subsidiaries is making unlawful use of any Intellectual Property of any other
Person, including, without limitation, any former employer of any past or present employees of the Company or any of its Subsidiaries. Neither the Company
nor any of its Subsidiaries, nor any of their respective employees or consultants, has any agreements or arrangements with former employers of such employees or consultants relating to any Intellectual Property of such employers, which materially interfere or conflict with the performance of such employee's or consultant's duties for the Company or its Subsidiaries or result in any former employers of such employees and consultants having any rights in, or claims on, the Company's or its Subsidiaries' Intellectual Property. To the
Company's knowledge, the activities of the Company's and its Subsidiaries'
employees and consultants do not violate any agreements or arrangements which any such employees have with former employers. Each current or former employee, independent contractor or consultant of the Company and its Subsidiaries has executed agreements regarding confidentiality, proprietary information and assignment of inventions and copyrights to the Company or its Subsidiaries (as the case may be), and neither the Company nor any of its Subsidiaries has received written notice that any employee, consultant or independent contractor is in violation of any agreement or in breach of any agreement or arrangement with former or present employers relating to proprietary information or assignment of inventions. Each employee listed in Schedule 3.11 has executed a non-competition agreement. Without limiting the foregoing: (i) the Company and each of its Subsidiaries have taken reasonable security measures to guard against unauthorized disclosure or use of any of its Intellectual Property; and
(ii) the Company has no reason to believe that any Person (including, without

                                       15

limitation, any former employee or consultant of the Company or its
Subsidiaries) has unauthorized possession of any of its Intellectual Property, or any part thereof, or that any Person has obtained unauthorized access to any of its Intellectual Property. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not materially alter or impair, individually or in the aggregate, any of such rights of the Company or its Subsidiaries. The Company and its Subsidiaries each has complied in all material respects with its obligations pursuant to all agreements relating to
Intellectual Property rights that are the subject of licenses granted by third parties, except for any non-compliance that has not had or would not reasonably be expected to have a Material Adverse Effect.

     3.12 Registration Rights. Except as described on Schedule 3.12 hereto, the
Company has not granted or agreed to grant to any person or entity any rights
(including "piggy-back" registration rights) to have any securities of the
Company registered with the Commission or any other governmental authority which has not been satisfied in full prior to the date hereof.

     3.13 Solicitation; Other Issuances of Securities. Neither the Company nor
any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, or (ii) has, directly or indirectly, made any offers or sales of any security or the right to purchase any security, or solicited any offers to buy any security or any such right, under circumstances that would require registration of the Securities under the Securities Act.

     3.14 Fees. Except as set forth on Schedule 3.14, neither the Company nor any of its Subsidiaries is obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless the Investor from and against any claim by any person or entity alleging that, as a result of any agreement or arrangement between such Person and the Company, such Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

     3.15 Foreign Corrupt Practices. Neither the Company, any of its
Subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary, has
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee (including without limitation any bribe, rebate, payoff, influence payment, kickback or other unlawful payment), or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

     3.16 Key Person; Officers and Directors. Set forth on Schedule 3.16 is a list of each of the Company's officers and directors. Each of the Company's Key
Persons is currently serving in the capacity described on Schedule 3.16. The
Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or

                                       16

terminate his or her employment with the Company. Except as set forth on
Schedule 3.16, no Key Person has borrowed money pursuant to a currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock.

     3.17 Employee Matters. There is no strike, labor dispute or union organization activities pending or, to the knowledge of the Company, threatened between it and its employees (or between any of its Subsidiaries and such
Subsidiary's employees). No employees of the Company belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment.

     3.18 Environment. To the Company's knowledge, neither the Company nor any of its Subsidiaries has any current liability under any Environmental Law, nor, to the knowledge of the Company, do any factors exist that are reasonably likely to give rise to any such liability that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. To the
Company's knowledge, neither the Company nor any of its Subsidiaries has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material
Adverse Effect.

     3.19 ERISA. Except as described on Schedule 3.19, neither the Company nor any of its Subsidiaries maintains or contributes to, or has any obligation under, any Pension Plan. The Company and each of its Subsidiaries is in compliance in all material respects with the presently applicable provisions of
ERISA and the United States Internal Revenue Code of 1986, as amended, except for matters that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

     3.20 Insurance. The Company maintains insurance for itself and its
Subsidiaries in such amounts and covering such losses and risks as the Company believes to be reasonably prudent in relation to the businesses in which the
Company and its Subsidiaries are engaged. No notice of cancellation has been received for any of such policies and the Company reasonably believes that is in compliance with all of the terms and conditions thereof. The Company has no reason to believe that it will not be able to renew any existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue doing business as currently conducted without a significant increase in cost, other than normal increases in the industry.

     3.21 Property. Except as described on Schedule 3.21, the Company and its
Subsidiaries have good and marketable title to all personal Property and good and marketable title in fee simple to all real property owned by them which, individually or in the aggregate, is material to the business of the Company and its Subsidiaries, in each such case free and clear of all Liens except for
Permitted Liens. Any Property held under lease by the Company or its
Subsidiaries is held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such Property by the Company and its Subsidiaries.

                                       17

     3.22 Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses other than where the failure to possess such certificates, authorizations or permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Neither the
Company nor any of its Subsidiaries has received any notice or otherwise become aware of any proceedings, inquiries or investigations relating to the revocation or modification of any such certificate, authorization or permit.

     3.23 Exchange Act Registration; Listing. The Company is subject to the reporting requirements of Section 15(d) of the Exchange Act and the Common Stock
is quoted on the Nasdaq OTC Bulletin Board and, provided that the Company completes the filing of the 8-K Amendment, the Company currently meets the continuing eligibility requirements for quotation on the Nasdaq OTC Bulletin
Board. The Company has not received any notice from Nasdaq or the NASD that it may not currently satisfy such requirements or that such continued quotation of the Company's Common Stock on the Nasdaq OTC Bulletin Board is in any way
threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, may have the effect of, terminating the Company's reporting obligations under the Exchange Act or the removal of the Common Stock from the Nasdaq OTC Bulletin Board.

     3.24 Investment Company Status. The Company is not, and immediately after receipt of the Purchase Price for the Securities issued under this Agreement will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended
(the "Investment Company Act"), and the Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     3.25 Transfer Taxes. No stock transfer or other taxes (other than income taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before the Closing.

     3.26 Sarbanes-Oxley Act; Internal Controls and Procedures. The Company is
in compliance in all material respects with all applicable requirements of the
Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described on Schedule 3.26, the Company maintains internal accounting controls, policies and procedures, and such books and records as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company or any
Subsidiary is a party or by which its properties are bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company's senior management;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; and (iii) all transactions to which the Company or any Subsidiary is a party, or by which its properties are bound, are recorded (and such records maintained) in accordance with all Government
Requirements and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance

                                       18

with GAAP, except, in any individual case or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect.

     3.27 Embargoed Person. None of the funds or other assets of the Company or its Subsidiaries constitutes property of, or is beneficially owned, directly or indirectly, by, any person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers
Act, 50 U.S.C. ss. 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App.
1 et seq., and any Executive Orders or regulations promulgated under any such
United States laws (each, an "Embargoed Person"), with the result that the investments evidenced by the Securities are or would be in violation of law. No
Embargoed Person has any interest of any nature whatsoever in the Company or any of its Subsidiaries with the result that the investments evidenced by the
Securities are or would be in violation of law. None of the funds or other assets of the Company has been derived from any unlawful activity with the result that the investments evidenced by the Securities are or would be in violation of law.

     3.28 Solvency. (i) The fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing Debt including, as of the Closing Date, the Note, as such Debt matures or is otherwise payable; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted taking into account the current and projected capital requirements of the business conducted by the Company and projected capital availability; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive upon liquidation of its assets, after taking into account all anticipated uses of such amounts, would be sufficient to pay all Debt including, as of the Closing Date, the Note, when such Debt is required to be paid. The Company does not intend to incur Debt beyond its ability to pay such Debt as it matures. The Company has no knowledge of any facts or circumstances which lead it to believe that it will be required to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction, and has no present intention to so file.

     3.29 Transactions with Interested Person. Except as set forth in Schedule
3.29, no officer, director or employee of the Company or any of its Subsidiaries is or has taken any steps to become a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     3.30 Customers; Suppliers. The relationships of the Company and its
Subsidiaries with their respective customers and suppliers are maintained on commercially reasonable terms. Since December 31, 2004, no customer or supplier of the Company or its Subsidiaries has canceled, materially modified, or otherwise terminated its relationship with the Company or its Subsidiaries or decreased materially its usage or purchase or supply of the services or products of the Company or its Subsidiaries, except for such modifications and terminations which,

                                       19

individually and in the aggregate, have not had, and cannot reasonably be expected to have, a Material Adverse Effect, nor does any customer or supplier have, to the Company's knowledge, any plan or intention to do any of the foregoing. The Company has no reason to believe that any of its or its
Subsidiaries' suppliers will experience a manufacturing disruption, a failure to dedicate adequate resources to the production, assembly or testing of the
Company's or its Subsidiaries' products, or financial instability, or that any such supplier will be unable to successfully transition its manufacturing capabilities to the future needs of the Company and its Subsidiaries.

     3.31 Full Disclosure. No written statement, information, report, representation or warranty made by the Company in this Agreement or any other
Transaction Document or furnished to the Investor by or on behalf of the Company or any of its Subsidiaries in connection with the Closing or the Investor's due diligence investigation of the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading.

4.   COVENANTS OF THE COMPANY AND THE INVESTOR.

     4.1 The Company agrees with the Investor that the Company will:

          (a) file a Form D with the Commission and any applicable state securities department with respect to the Securities issued at the Closing as and when required under Regulation D and provide a copy thereof to the Investor promptly after such filing;

          (b) take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the Securities for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to the Investor at the Closing; and

          (c) timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby, and the
Company shall provide the Investor with a reasonable opportunity to review and comment on any such press release or Form 8-K that identifies the Investor prior to the issuance or filing thereof.

     4.2 The Company agrees with the Investor that, as soon as practicable following the completion by the Company's independent auditors of the audit of the Company's financial statements for the periods ending December 31, 2002,
December 31, 2003 and September 30, 2004, but in any event not later than April
15, 2005, the Company will file with the Commission an amendment (the "Form 8-K
Amendment") to the Company's previously filed Form 8-K reporting the Company's
November 22, 2004, acquisition of TAG Entertainment, Inc., which Form 8-K (as so amended) shall include all financial statements required to be filed in connection therewith and which Form 8-K (as so amended) will comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and which Form 8-K (as so amended and including all exhibits and schedules thereto and documents incorporated by reference therein) will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under

                                       20

which they were made, not misleading. Without limiting the generality of the foregoing, the financial statements included in such Form 8-K (as so amended)
(i) will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, (ii) will be prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (x) as may be otherwise indicated in such financial statements or the notes thereto, or (y) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and (iii) will fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

     4.3 The Company agrees that it will, during the period beginning on the
Execution Date and ending on the Termination Date:

          (a) maintain its corporate existence in good standing;

          (b) maintain, keep and preserve all of its Properties necessary in the proper conduct of its businesses in good repair, working order and condition
(ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material
Adverse Effect;

          (c) pay or discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, that the Company shall not be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP;

          (d) comply with all Governmental Requirements applicable to the operation of its business, including without limitation the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
provided, however, that the foregoing shall not require the Company to comply with any Governmental Requirements, the applicability or validity of which is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP;

          (e) comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all
Material Contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material
Adverse Effect;

                                       21

          (f) provide the Investor with copies of all materials sent to its stockholders, in each such case at the same time as such materials are delivered to such stockholders;

          (g) timely file with the Commission all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the
Exchange Act or the rules or regulations thereunder would permit such termination;

          (h) until the first to occur of (x) Effective Date of the Registration
Statement and (y) the first date upon which the Securities are eligible for resale to the public by the Investor without restriction under Rule 144, take commercially reasonable steps to restrict Key Persons from selling shares of
Common Stock, other than in connection with any 10b-5(1) trading plans in effect as of the Execution Date and disclosed to the Investor in writing prior to such date; and

          (i) use commercially reasonable efforts to obtain adequate insurance coverage (including Director's and Officer's insurance in an amount not less than $2 million for each covered occurrence and in the aggregate) for the
Company and each Subsidiary.

     4.4 Reservation of Common Stock. The Company shall authorize, reserve for issuance to the Investor and keep available at all times during which the
Warrant is outstanding, free from any preemptive rights, a number of shares of
Common Stock (the "Reserved Amount") that, on the Closing Date, is not less than one hundred and twenty five percent (125%) the number of Warrant Shares issuable upon exercise of the Warrant, without regard to any limitation on such exercise that may otherwise exist. In the event that the Reserved Amount is insufficient at any time to cover one hundred percent 100% of the Registrable Securities issuable upon the exercise of the Warrant (based on the Exercise Price then in effect, and without regard to any restriction on such exercise), the Company shall take such action (including without limitation holding a meeting of its stockholders) to increase the Reserved Amount to cover one hundred and twenty five percent (125%) the number of Warrant Shares issuable upon exercise of the
Warrant, such increase to be effective not later than the thirtieth (30th) day
(or sixtieth (60th) day, in the event stockholder approval is required for such increase) following the Company's receipt of written notice of such deficiency.
While the Warrant is outstanding, the Company shall not reduce the Reserved
Amount without obtaining the prior written consent of the Investor.

     4.5 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for the purposes specified on Schedule 4.5; provided, however, that the Company shall not use such proceeds (i) to pay down, repurchase or redeem any debt or securities issued by the Company or any Subsidiary, (ii) to pay any dividend or make any distribution on any such securities, or (iii) to repay any loan made to or incurred by any Key Person or Affiliate of the
Company.

     4.6 Limitation on Debt and Liens. During the period beginning on the
Execution Date and ending on the Termination Date, the Company shall refrain, and shall ensure that each of its Subsidiaries refrains, (a) from incurring any
Debt (including without limitation by issuing any Debt securities) or increasing the amount of any existing line of credit or other Debt facility beyond the

                                       22

amount outstanding on the date hereof, other than Permitted Debt, and (b) from granting, establishing or maintaining any Lien on any of its assets, including without limitation any pledge of securities owned or held by it (including without limitation any securities issued by any such Subsidiary), other than (i)
Permitted Liens (including the imposition of any Permitted Lien after the
Closing Date, provided that, upon the imposition of any mechanic's, tax or similar statutory lien, the Company shall use commercially reasonable efforts to remove such lien as soon as practicable (including without limitation contesting such lien in good faith by appropriate proceedings)), (ii) any interest or title of a lessor under any capitalized lease obligation provided that such Liens do not extend to any property or assets which is not leased property subject to such capitalized lease obligation, (iii) purchase money Liens to finance property or assets of the Company or any Subsidiary of the Company acquired in the ordinary course of business; provided, however, that (A) the related purchase money Debt shall not exceed the cost of such property or assets
(including the cost of design, development, improvement, production, acquisition, construction, installation and integration) and shall not be secured by any property or assets of the Company or any Subsidiary of the
Company other than the property and assets so acquired or constructed (and any improvements) and (B) the Lien securing such purchase money Debt shall be created within ten (10) days of such acquisition, construction or improvement,
(iv) Liens upon specific items of inventory or other goods and proceeds of any
Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods, and (v) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Subsidiaries, including rights of offset and set off.

     4.7 Certain Transactions. During the period beginning on the Execution Date and ending on the Termination Date, and except as may be expressly permitted or required by the Transaction Documents, the Company shall not, nor will it permit any of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Company or any Subsidiary of the Company (a) to pay dividends or make any other distribution to the Company or any Subsidiary of the Company in
respect of capital stock or with respect to any other interest or participation in, or measured by, its profits, or (b) to pay any amounts that are or become payable under any of the Transaction Documents.

     4.8 Transactions with Affiliates. The Company agrees that, during the period beginning on the Execution Date and ending on the Termination Date, any transaction or arrangement between it or any of its Subsidiaries and any
Affiliate or employee of the Company or any of its Subsidiaries shall be effected only on an arms' length basis and shall be approved by the Board of
Directors, including a majority of the Company's directors, if any, that do not have an interest in such transaction.

     4.9 Use of Investor Name. Except as may be required by applicable law and/or this Agreement, the Company shall not use, directly or indirectly, the
Investor's name or the name of any of its Affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

                                       23

     4.10 Company's Instructions to Transfer Agent. On or prior to the Closing
Date, the Company shall execute and deliver irrevocable written instructions to the transfer agent for its Common Stock (the "Transfer Agent"), and provide the
Investor with a copy thereof, directing the Transfer Agent (i) to issue certificates representing Warrant Shares upon exercise of the Warrant and (ii)
to deliver such certificates to the Investor no later than the close of business on the third (3rd) business day following the related Exercise Date (as defined in the Warrant). Such certificates may bear legends pursuant to applicable provisions of this Agreement or applicable law. The Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to the Investor upon exercise of the Warrant, and as long as the Transfer Agent is a participant in the Depository Trust Company ("DTC")
Fast Automated Securities Transfer program ("FAST"), the Warrant Shares are eligible to be delivered through the FAST system, the Investor has not informed the Company that it wishes to receive physical certificates therefor, and no restrictive legend is required to appear on any physical certificate if issued, the transfer agent may effect delivery of Warrant Shares by crediting the account of the Investor or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with the Investor that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict the Investor's right to exercise the Warrant or to receive Warrant Shares upon exercise of the Warrant.
In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Company shall use its best efforts to cause the
Transfer Agent to continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

     4.11 No Adverse Action. The Company and its Subsidiaries shall refrain, during the period beginning on the Execution Date and ending on the Termination
Date, from taking any action or entering into any arrangement which in any way materially and adversely affects the provisions of this Agreement or any other
Transaction Document.

     4.12 Limitations on Disposition. The Investor shall not sell, transfer, assign or dispose of any Securities, unless:

          (a) there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) the Investor has notified the Company in writing of any such disposition, received the Company's written consent (which consent shall not be unreasonably withheld or delayed) to such disposition and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the
Securities Act; provided, however, that no such consent or opinion of counsel will be required (A) if the sale, transfer or assignment complies with federal and state securities laws (and Investor certifies to such compliance) and is made to an Affiliate of the Investor which is also an "accredited investor" as that term is defined in Rule 501 of Regulation D, (B) if the sale, transfer or assignment is made pursuant to Rule 144 and the Investor provides the Company with evidence reasonably satisfactory to the Company that the proposed transaction satisfies the requirements of Rule 144 or (C) in connection with a bona fide pledge or hypothecation of any

                                       24

Securities under a margin arrangement with a broker-dealer or other financial institution or the sale of any such Securities by such broker-dealer or other financial institution following such Investor's default under such margin arrangement.

     4.13 Listing. The Company (i) as soon as practicable following the date on which the Company qualifies to list the Common Stock on the Nasdaq SmallCap
Market, shall use its best efforts to cause the Common Stock, including all of the Warrant Shares issuable upon exercise of the Warrant (without regard to any limitation on such exercise), to be listed on such market, and (ii) thereafter use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq SmallCap Market, the Nasdaq National Market or
the New York Stock Exchange for a minimum of five (5) years following the
Closing Date. Notwithstanding the foregoing, until such time as the Common Stock is listed on the Nasdaq SmallCap Market, the Company shall (i) cause all of the
Warrant Shares issuable upon exercise of the Warrant (without regard to any limitation on such exercise) to be included for quotation on the Nasdaq OTC
Bulletin Board, and (ii) use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq OTC Bulletin Board for
a minimum of five (5) years following the Closing Date (or, if earlier, until such time as the Common Stock is listed on the Nasdaq SmallCap Market, the
Nasdaq National Market or the New York Stock Exchange).

     4.14 Indemnification of Investor. The Company will indemnify and hold the
Investor and its directors, managers, officers, shareholders, members, partners, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Investor
Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Investor or its Affiliates, by any stockholder of the
Company who is not an Affiliate of the Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach by the Investor of the Investor's representation, warranties or covenants under the Transaction Documents or any agreements or understandings the Investor may have with any such stockholder or any violations by the
Investor of state or federal securities laws or any conduct by the Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance).
If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing and to control any settlement of the claim; provided, however, that the Company will not settle any claim unless it first obtains the consent of the relevant Investor Parties, which consent shall not be unreasonably withheld if such settlement (i) does not require the Investor Parties to make any payment that is not indemnified under this Agreement, (ii) does not impose any non-financial obligations on the
Investor Parties and (iii) does not require an acknowledgment of wrongdoing on the part of the Investor Parties. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable

                                       25

period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor
Party under this Agreement (i) for any settlement by an Investor Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed (it being agreed that it shall not be unreasonable for the
Company to withhold or delay such consent if the Company (x) has acknowledged in writing its obligation to indemnify such Investor Party with respect to such matter, (y) the Company has assumed and is actively and in good faith pursuing the defense of such matter as herein provided, and (z) provided to such Investor
Party reasonably acceptable evidence that the Company is able to comply with its indemnification obligations hereunder); or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Investor
Party's wrongful actions or omissions, or gross negligence or to such Investor
Party's breach of any of the representations, warranties, covenants or agreements made by such Investor in this Agreement or in the other Transaction
Documents.

5.   CONDITIONS TO CLOSING.

     5.1 Conditions to Investor's Obligations at the Closing. The Investor's
obligations to effect the Closing, including without limitation its obligation to purchase the Note and the Warrant at the Closing, are conditioned upon the fulfillment (or waiver by the Investor in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonably efforts to cause each of such conditions to be satisfied:

          5.1.1  the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of the Closing
                 Date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

          5.1.2  the Company shall have complied with or performed in all material respects all of the agreements, obligations and
                 conditions set forth in this Agreement or the other Transaction
                 Documents that are required to be complied with or performed by the Company on or before such date;

          5.1.3  the Closing Date shall occur not later than March 31, 2005;

          5.1.4  the Company shall have delivered to the Investor a certificate, signed by the Chief Executive Officer and Chief Financial
                 Officer of the Company, certifying that the conditions
                 specified in this paragraph 5.1 have been fulfilled (or waived in writing by the Investor) as of the Closing Date, it being understood that the Investor may rely on

                                       26

                 such certificate as though it were a representation and
                 warranty of the Company made herein;

          5.1.5  the Company shall have delivered to the Investor a certificate, signed by the Secretary or an Assistant Secretary of the
                 Company, attaching (i) the Certificate of Incorporation and
                 By-Laws of the Company, and (ii) resolutions passed by its
                 Board of Directors to authorize the transactions contemplated hereby and by the other Transaction Documents, and certifying that such documents are true and complete copies of the
                 originals and that such resolutions have not been amended or superseded, it being understood that the Investor may rely on such certificate as though it were a representation and
                 warranty of the Company made herein;

          5.1.6  the Company shall have delivered to the Investor an opinion of counsel for the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Investor;

          5.1.7  the Company shall have delivered to the Investor the Note and the Warrant, both duly executed by the Company;

          5.1.8  the Company shall have executed and delivered to the Investor the Security Agreement and the Registration Rights Agreement
                 and the Guarantor shall have executed and delivered to the
                 Investor the Subsidiary Guaranty and the Security Agreement;

          5.1.9  the Company shall have obtained the written agreement of each
                 Key Person to refrain, while such person is associated or
                 affiliated with the Company or any of its Subsidiaries, from selling shares of Common Stock prior to first to occur of (x)
                 the Effective Date and (y) the first date upon which the
                 Securities are eligible for resale to the public by the
                 Investor without restriction under Rule 144;

          5.1.10 there shall have occurred no material adverse change in the
                 Company's consolidated business or financial condition since
                 December 31, 2004 (except as described on Schedule 3.8.1);

          5.1.11 the Common Stock shall be quoted on the Nasdaq OTC Bulletin
                 Board or the Nasdaq SmallCap Market;

          5.1.12 the Company shall have authorized and reserved for issuance not less than one hundred and twenty five percent (125%) of the number of Warrant Shares issuable upon exercise of the Warrant, without regard to any limitation on such exercise that may otherwise exist; and

                                       27

          5.1.13 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Documents.

     5.2 Conditions to Company's Obligations at the Closing. The Company's
obligations to effect the Closing are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

          5.2.1  the representations and warranties of the Investor set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

          5.2.2  the Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this
                 Agreement and in the other Transaction Documents that are
                 required to be complied with or performed by the Investor on or before the Closing Date;

          5.2.3  there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Documents;

          5.2.4  the Investor shall have executed each Transaction Document to which it is a party and shall have delivered the same to the
                 Company; and

          5.2.5  the Investor shall have tendered to the Company the Purchase
                 Price for the Note and Warrant.

6.   MISCELLANEOUS.

     6.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein and in the other Transaction Documents shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or

                                       28

void, this Agreement shall continue in full force and effect without said provision; provided, that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

     6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Investor may assign its rights and obligations hereunder, in connection with any private sale or transfer of the Note or Warrant in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Investor" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign its rights or obligations under this Agreement.

     6.3 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this
Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other
Transaction Documents, or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from any party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other
Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any party.

     6.4 Injunctive Relief. The Company acknowledges and agrees that a breach by it of its obligations hereunder may cause irreparable harm to the Investor and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Investor shall be entitled to seek an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

     6.5 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby (including without limitation any dispute under or with respect to the
Note or the Warrant), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding involving the Investor or permitted assignee of the Investor, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

                                       29

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this
Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

     6.7 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     6.8 Notices. Any notice, demand or request required or permitted to be given by the Company or the Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission (immediately followed by written confirmation delivered according to another mechanism provided by this section), unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day,
(ii) on the next Business Day after timely delivery to an overnight courier and
(iii) on the Business Day actually received if deposited in the U.S. mail
(certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

     If to the Company:

     TAG Entertainment Corp.
     9916 South Santa Monica Blvd., 1st Floor
     Beverly Hills, California  90212
     Attn:    Raymond J. Skiptunis

     Tel:     (310) 277-3700
     Fax:     (310) 277-3720

     with a copy to:

     Goldstein & DiGioia, LLP
     45 Broadway, 11th Floor
     New York, New York  10006
     Attn:    Michael A. Goldstein, Esq.
     Tel:     (212) 599-3322
     Fax:     (212) 557-029

                                       30

     If to the Investor:

     Satellite Strategic Finance Associates, LLC
     c/o Satellite Advisors, L.L.C.
     623 Fifth Avenue, 20th Floor
     New York, New York 10022
     Tel:     212-209-2000
     Fax:     212-209-2021

     With a copy to:

     Duval & Stachenfeld LLP
     300 East 42nd Street
     New York, New York 10017
     Attn:    Robert L. Mazzeo, Esq.
     Tel:     212-883-1700
     Fax:     212-883-8883

Either party may from time to time designate by notice delivered in accordance with this Section 6.8, specify a different address for notices, demands and requests hereunder.

     6.9 Expenses. The Company and the Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents, provided, however, that that the Company shall, at the Closing, pay $30,000 in immediately available funds for all reasonable out-of-pocket expenses (including without limitation reasonable legal fees and expenses) incurred or to be incurred by the
Investor in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents. At the Closing, the amount due for such fees and expenses (which may include fees and expenses estimated to be incurred for completion of the transaction and post-closing matters) may be netted out of the Purchase Price payable by the Investor.

     6.10 Entire Agreement; Amendments. This Agreement and the other Transaction
Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the
Investor, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. Any waver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                           [Signature Pages to Follow]

                                       31

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

TAG ENTERTAINMENT CORP.

By:
   ------------------------------------
   Name: Steve Austin
   Title: Chief Executive Officer

SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

By:  Satellite Asset Management, L.P., its Manager

     By:
         ------------------------------
         Name:
         Title: